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                               THE CRABBE HUSON FUNDS
                   CRABBE HUSON SPECIAL FUND (THE "SPECIAL FUND")
                 CRABBE HUSON SMALL CAP FUND (THE "SMALL CAP FUND")
    CRABBE HUSON REAL ESTATE INVESTMENT FUND (THE "REAL ESTATE INVESTMENT FUND")
                  THE CRABBE HUSON EQUITY FUND (THE "EQUITY FUND")
          CRABBE HUSON ASSET ALLOCATION FUND (THE "ASSET ALLOCATION FUND")
                    CRABBE HUSON INCOME FUND (THE "INCOME FUND")
           CRABBE HUSON OREGON TAX-FREE FUND (THE "OREGON TAX-FREE FUND")
      CRABBE HUSON U.S. GOVERNMENT INCOME FUND (THE "GOVERNMENT INCOME FUND")
      CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND (THE "MONEY MARKET FUND")

                            (COLLECTIVELY, THE "FUNDS")

On June 10, 1998, The Crabbe Huson Group, Inc. (the "Adviser"), the Funds' present investment adviser, and certain shareholders of the adviser, entered into an Asset Aquisition Agreement (the "Acquisition Agreement") with Liberty Financial Companies, Inc ("Liberty") and LFC Acquisition Corp., a newly formed wholly-owned subsidiary of Liberty (the "Acquisition Corp."). Under the Acquisition Agreement, the Acquisition Corp. would acquire substantially all of the assets of the Adviser, including its mutual fund advisory business
(the "Acquisition").

If the Acquisition occurs as contemplated, the Funds will be reorganized (the "Reorganization"), as follows:

     - The Special Fund, the Small Cap Fund, the Equity Fund, the Asset Allocation Fund, the Real Estate Investment Fund and the Oregon Tax-Free Fund (collectively, the "Surviving Funds") will transfer all of their respective assets and liabilities to newly established Colonial Funds in exchange for all of the shares of the new funds. The new funds will have the same investment objectives and substantially the same investment policies and restrictions as the Surviving Funds. Shares in the newly established funds will be distributed pro rata to the shareholders of the Surviving Funds.

     - The Income Fund, the Government Income Fund and the Money Market Fund (the "Merging Funds") will transfer all of their respective assets and liabilities to the Colonial Income Fund, Colonial U.S. Government
          Fund and Colonial Money Market Fund, respectively, in exchange for shares of those existing funds with the same aggregate net asset value. Those shares will be distributed pro rata to the shareholders of the Merging Funds.

It is anticipated that the Reorganization will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986.

If the Acquisition is consummated, the Acquisition Corp., which will be renamed "The Crabbe Huson Group, Inc.", will be the investment adviser of the newly established successors to the Surviving Funds, acting as successor to the current Adviser and with the same portfolio managers and investment process. Colonial Management Associates, Inc. ("Colonial") and its affiliates will provide administrative, distribution and other non-investment advisory services to the successor Funds. Colonial will continue to serve as investment manager to the Merging Funds.

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The Acquisition cannot be consummated unless the Reorganization is approved by the trustees/directors and the shareholders of the Funds and by the trustees of the successor Colonial Funds. It is currently anticipated that reorganization agreements will be submitted to the Board of Directors of the Special Fund and the Boards of Trustees of the other Funds and the successor Colonial Funds in June or early July of 1998.

If the Board of Directors of the Special Fund and the Boards of Trustees of the other Funds and the successor Colonial Funds approve the Reorganization, shareholders of the Funds will receive a proxy statement describing the Reorganization in more detail and seeking shareholder approval. Subject to the receipt of such approval and the satisfaction of other conditions contained in the Acquisition Agreement, it is anticipated that the closing of the Acquisition and the Reorganization will occur in the fourth quarter of 1998.

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